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
FLAGSHIP AUTO LOAN FUNDING LLC 1999-II
SERVICER REPORT
PAYMENT DATE                                                                               12/20/99
MONTH                                                                                             1
Cash Receipts
  A1    Principal Payments                                                             2,743,867.91
  A2    Principal Prepayments                                                          2,362,498.03
  A3    Interest Payments                                                              3,363,326.80
  A4    Other Proceeds on Charged-Off Loans                                                       -
  A5    Recoveries on Charged-Off Loans                                                           -
  A6    Interest on Collection Account                                                            -
  A7    Interest on the Spread Account                                                            -
  A8    Franklin Buy Backs of Rep & Warr Loans (Principal)                                        -
  A9    Receipts Not Owing to the Trust                                                        1.31
  A10   Amounts Delivered by Insurer                                                              -
  A11   Principal Subtotal (A1+A2+A8)                                                  5,106,365.94
                                                                                     --------------
  A12   Total Receipts [sum(A1:A11)]                                                   8,469,694.05
                                                                                     ==============

Aggregate Principal Balance
  B1    Beginning Aggregate Loan Balance                                             270,270,700.73
  B2    Aggregate Principal Balance of Additional Loans for Prepayment                            -
  B3    Aggregate Principal Balance of Charged-Off Loans                                  67,473.80
  B4    Cram Down Losses                                                                     777.25
  B5    Principal Subtotal (A11)                                                       5,106,365.94
                                                                                     --------------
  B6    Ending Aggregate Loan Balance [B1-sum(B2:B5)]                                265,096,083.74
                                                                                     ==============

Disbursements From Collection Account
  C1    To Trustee & Collateral all amounts Due                                                   -
  C2    Servicing Fee (B1*.02/12)                                                        450,451.17
  C3    Noteholders Interest Payment Amount [sum(G3:G6)]                               1,194,804.72
  C4    Insurer Premium (B6*.00375/12)                                                    62,500.00
  C5    Noteholders Principal Payment Amount (A12+B3+B4)                               5,174,616.99
  C6    Payments Due Successor Servicer                                                           -
  C7    Reimbursement Amounts due the Insurer                                                     -
  C8    To the Collateral Agent For Spread Account [Max(D7-D1),(A16-sum(C1:C8))]                  -
  C9    To the Noteholders, the Additional Noteholders Principal Payment Amount        1,587,321.17
  C10   Payments of any Re-Leining Expenses                                                       -
  C11   To the insurer, trustee & Collateral agent payables not paid under C1 & C6                -
  C12   To the Issuer                                                                             -
                                                                                     --------------
  C12   Total Disbursements                                                            8,469,694.05
                                                                                     ==============

Spread Account
  D1    Beginning Balance                                                              8,108,121.02
  D2    Payments from the Spread Account                                                          -
  D3    Spread Account Balance before Reconciliation                                   8,108,121.02
  D4    3% of Initial Balance                                                          8,108,121.02
  D5    5% of Outstanding                                                             13,254,804.19
  D6    Minimum of D4 & D5                                                             8,108,121.02
  D7    1% of Initial                                                                  2,702,707.01
  D8    Amount to have OC and Spread = 2% of Initial [MAX(270,270,700*0.02-B6-G19,0)]             -
  D9    Floor Amount [Max (D7,D8)]                                                     2,702,707.01
  D10   Requisite Spread Amount  [Max (D9,D6)]                                         8,108,121.02
  D11   Deposit From Waterfall (C8)                                                               -
  D12   Released to Issuer (D3-D10)                                                           (0.00)
                                                                                     --------------
  D13   Ending Balance (D1-D2+D8)                                                      8,108,121.02
                                                                                     ==============
  D14   Ending Spread Account Percentage (D13/B6)                                              3.06%
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
Noteholders
  G1    Beginning Aggregate Notes Balance                                            250,000,000.00
  G2    Beginning Applicable Notes Percentage                                                92.50%
  G3    Class A1 Notes Interest Payment                                                  542,490.00
  G4    Class A2 Notes Interest Payment                                                  290,550.00
  G5    Class A3 Notes Interest Payment                                                  212,264.72
  G6    Class A4 Notes Interest Payment                                                  149,500.00
  G7    Class A1 Notes Principal Beginning Balance                                   117,000,000.00
  G8    Class A1 Notes Principal  Payment                                              6,761,938.16
  G9    Ending Class A1 Notes Principal Balance                                      110,238,061.84
  G10   Class A2 Notes Principal Beginning Balance                                    60,000,000.00
  G11   Class A2 Notes Principal  Payment                                                         -
  G12   Ending Class A2 Notes Principal Balance                                       60,000,000.00
  G13   Class A2 Notes Principal Beginning Balance                                    43,000,000.00
  G14   Class A3 Notes Principal  Payment                                                         -
  G15   Ending Class A3 Notes Principal Balance                                       43,000,000.00
  G16   Class A4 Notes Principal Beginning Balance                                    30,000,000.00
  G17   Class A4 Notes Principal  Payment                                                         -
  G18   Ending Class A4 Notes Principal Balance                                       30,000,000.00
                                                                                     --------------
  G19   Ending Notes Balance                                                         243,238,061.84
                                                                                     ==============
  G20   Ending Applicable Notes Percentage                                                   91.75%
  G21   Ending Target Amount                                                         235,935,514.53

Compliance
   1    Event of Default Occurring                                                               No
   2    Noteholders Percentage                                                                89.00%

   2    Loans 1 - 2 months delinquent                                                  3,972,277.64
   3    Number of loans 1 - 2 months days delinquent                                            251
   4    Loans 2 - 3 days delinquent                                                       33,805.26
   5    Number of loans 2 - 3 days delinquent                                                     2
   6    Loans 3 - 4 days delinquent                                                                -
   7    Number of loans 3 - 4 days delinquent                                                     -
   8    Loans >31 Days Delinquent                                                      4,006,082.90
   9    Delinquency Ratio                                                                      1.51%
                                                                                     --------------
  10    4 Month Average Delinquency Ratio                                                      1.51%
                                                                                     ==============
  11    Delinquency Trigger Hit                                                                None

  16    Charged-Off Auto Loans                                                            67,473.80
  17    Cram-Down Losses                                                                     777.25
  18    Recoveries on Charged-Off Auto Loans                                                      -
  19    Net Losses                                                                        68,251.05
  20    Net Loss Rate                                                                          0.31%
                                                                                     --------------
  21    4 Month Average Net Loss Rate                                                          0.31%
                                                                                     ==============
  22    Net Loss Trigger Hit                                                                   None

  23    Cumulative Net Losses                                                             68,251.05
  24    Initial Aggregate Loan Balance                                               270,270,700.73
                                                                                     --------------
  27    Cumulative Net Loss Rate                                                             0.0253%
                                                                                     ==============
  28    Cumulative Net Loss Trigger Hit                                                        None

  29    Class A-1 Note Pool Factor                                                         94.22057%
  30    Class A-2 Note Pool Factor                                                        100.00000%
  31    Class A-3 Note Pool Factor                                                        100.00000%
  32    Class A-4 Note Pool Factor                                                        100.00000%

  33    Unpaid Servicing Fee                                                                      -
  34    Change From Prior Period                                                                  -

  35    Unpaid Trustee & Collateral Agent Fee                                                     -
  36    Change from prior period                                                                  -

  37    Weighted Average Remaining Term (months)                                              61.71
  38    Weighted Average Coupon                                                               14.86%
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